AMENDMENT NO. 4

                                       TO

                    RESTATED AND AMENDED FINANCING AGREEMENT

         THIS AMENDMENT NO. 4 ("Amendment") is entered into as of September 17, 1996, by and between BERNARD CHAUS, INC., a New York corporation ("Borrower") and BNY FINANCIAL CORPORATION ("Lender").

                                   BACKGROUND

         Borrower and Lender are parties to a Restated and Amended Financing Agreement dated as of February 2l, 1995 (as amended, supplemented or otherwise modified from time to time, the '"Financing Agreement") pursuant to which Lender provided Borrower with certain financial accommodations.

         Borrower has requested that Lender amend certain provisions of the Financing Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

         2. Amendment to Financing Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

         2.1. Section 2(a) is hereby amended by:

         (i) deleting the dollar amount of "$60,000,000" on the seventh line thereof and replacing it with a dollar amount of "$70,000,000" in its place and stead.

         (ii) by deleting the fifth sentence thereof in its entirety and replacing it with the following:

         "Furthermore, at no time will the outstanding amount of Loans in the aggregate exceed: (i) $50,000,000 from September 17, 1996 through October 31, 1996; (ii) $56,000,000 from November 1, 1996 through December 31, 1996; (iii) $48,000,000 from January 1, 1997 through March 31, l997; (iv) $45,000,000 from






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         April 1, 1997 through June 30, 1997 and (v) $40,000,000, at any time thereafter (the "Peak Permitted Loan"),"; and

         (iii) by deleting the dollar amount of "$40,000,000" on the twelfth line thereof and replacing it with "the Peak Permitted Loan as then in effect" in its place and stead.

         2.2. Section 2(b)(iii) is hereby amended by deleting the dollar amount of "$60,000,000" on the second line thereof and replacing it with a dollar amount of "$70,000,000" in its place and stead.

         2.3. Section 7(a)(i) is hereby amended by deleting the "February 21, 1998" on the third line thereof and replacing it with "February 20, 1999" in its place and stead.

         2.4. Section 7(a)(ii) is hereby amended by adding the following language immediately before the word "then" appearing on the fourth to the last line thereof:

         "or if you fail to deliver your business plan to us, as required pursuant to Section 9(a)(vii) hereof, at least 30 days prior to June 30th of each year or if, after receipt of same, you and we cannot agree on amended financial covenants;"

         2.5. Section 7(c) is hereby amended by (i) deleting the period at the end of subsection "(iii)"' thereof and replacing it with a semicolon in its place and stead and (ii) by inserting the following immediately thereafter:

         "(iv) If termination occurs during the fourth year in which this Agreement is in effect, you shall pay us $l,000,000."

         2.6. Section 8 is hereby amended by amending the definition of Applicable Permitted Overadvance in its entirety to provide as follows:

         "Applicable Permitted Overadvances" shall mean solely which respect to the period commencing on the date hereof and ending on June 30, 1997, provided that no Event of Default has occurred or is continuing (in which event the Overadvance shall be immediately repaid in its entirety), the amounts set forth below:


         September 17, 1996 through October 31, l996            $14,000,000
         November 1, 1996 through November 8, 1996              $ 9,500,000
         November 9, 1996 through December 5, 1996              $13,000,000
         December 6, l996 through January 3l, 1997              $15,000,000
         February 1, 1997 through February 10, 1997             $12,000,000


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         February 11, 1997 through February 28, 1997            $14,000,000
         March 1, 1997 through March 10, 1997                   $10,000,000
         March 11, 1997 through March 30, 1997                  $12,000,000
         March 31, 1997 through April 9, 1997                   $ 9,500,000
         April 10, 1996 through April 28, 1997                  $12,000,000
         April 29, 1996 through May 8, 1997                     $10,750,000
         May 9, 1996 through May 25, 1997                       $13,000,000
         May 26, 1997 through June 5, 1997                      $13,500,000
         June 6, 1997 through June 25, 1997                     $15,000,000
         June 26, 1997 through June 30, 1997                    $13,750,000
         July 1, 1997 and thereafter                            $   -0-


         On July 1, 1997 and thereafter there shall be no further Applicable Permitted Overadvances."

         2.7. Section 9(a)(vi) is hereby amended by deleting the chart therein and replacing it with the following chart:

              As of June 30, 1996                     ($17,100,000)
              As of September 30, 1996                ($16,100,000)
              As of December 31, 1996                 ($19,100,000)
              As of March 3l, 1997                    ($17,250,000)
              As of June 30, 1997                     ($19,000,000)

         2.8. Section 9(a)(vii) is hereby amended by deleting the chart therein and replacing it with the following chart :

              As of June 30, 1996                     ($20,000,000)
              As of September 30, 1996                ($19,500,000)
              As of December 31, 1996                 ($22,000,000)
              As of March 31, 1997                    ($20,500,000)
              As of June 30, 1997                     ($21,500,000)


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         2.9. Section 9(a)(vii) is further amended by deleting the two unnumbered paragraphs at the end thereof and replacing them with the following in their place and stead:

         "The amounts set forth in the above subsections (vi) and (vii) shall be amended for each subsequent fiscal year in the term of this Agreement once we have received your business plan for the next succeeding four Contract Quarters, consisting of September 30th, December 31st, March 31st and June 30th of each such fiscal year; such plan to be received by us no later than June 1st for the fiscal year beginning July lst immediately thereafter.

         In addition, to the extent that an Infusion Event has occurred, the amounts set forth in the above subsections (vi) and (vii) shall be increased by an amount equal to 100% of the net proceeds received by you."

         2.10. Section 9(a) is further amended by adding the following at the end thereof:

         "(xvii) (A) will not incur a Loss before taxes (as defined under GAAP) during the following Contract Quarters in excess of the amount set forth opposite thereto:

         Contract Ouarter Ending                 Maximum Permitted Loss
         -----------------------                 ----------------------

         September 30, 1996*                     $2,000,000
         December 31, 1996                       $4,000,000
         June 30, l997                           $2,750,000

         * for the period beginning September 1, 1996 and ending on September 30, 1996 only

         (B) will incur a Profit before taxes (as defined under GAAP) of at least $500,000 for the Contract Quarter ending March 31, 1997.

         2.11. Section 11(t)(iii) is hereby amended by (i) deleting the dollar amount of "$40,000,000" on the last line thereof and replacing it with "the Peak Permitted Loan" in its place and stead, (ii) deleting the period at the end of the sentence and (iii) by adding the following at the end thereof:

         "; provided, however, the aggregate amount of the Obligations shall not exceed $60,000,000, unless Borrower shall have provided Lender with cash collateral or a standby letter of credit satisfactory to Lender in an amount equal to the amount by which the


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         Obligations exceed $60,000,000; it being understood that the
         $10,000,000 letter of credit currently held as collateral by Lender satisfies the requirements of this paragraph for Obligations in excess of $60,000,000."

         3. Conditions of Effectiveness. This Amendment shall become effective as of September 17, 1996, when and only when Lender shall have received (i) four (4) copies of this Amendment executed by Borrower and consented and agreed to by Josephine Chaus as guarantor; (ii) a Loss Payable Endorsement in form and substance satisfactory to Lender evidencing Lender as loss payee, in the amount of at least $15,000,000, on the two paintings by artist Giovanni Antonio Canale, one entitled "A View from the Molo from the Bacino di San Marco with the Piazetta and Palazzo Ducale" (the "Additional Collateral") and the other entitled "Il Canaletto - A View of the Grand Canal Facing East From the Campo Di San Vio"; (iii) a side letter addressed to Josephine Chaus whereby she and the Company acknowledge that Josephine Chaus has agreed to (A) increase the amount of her personal guaranty from $10,000,000 to $12,500,000 (the "Guaranty") and (B) grant to Lender a security interest in the Additional Collateral to secure the Guaranty.

         4. Representations and Warranties. Borrower hereby represents and warrants as follows:

              (a) This Amendment and the Financing Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

              (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Financing Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

              (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment .

              (d) Borrower has no defense, counterclaim or offset with respect to the Financing Agreement.

         5.   Effect on the Financing Agreement.

              (a) Upon the effectiveness of Section 2 hereof, each reference in the Financing Agreement to "this Agreement," "hereunder," "hereof," "herein"' or words of like import shall mean and be a reference to the Financing Agreement as amended hereby.


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              (b) Except as specifically amended herein, the Financing
Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

              (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment have been duly executed as of the day and year first written above.

                                                 BERNARD CHAUS, INC.

                                                 By: /s/Wayne Miller
                                                    --------------------------
                                                 Name: Wayne S. Miller
                                                      ------------------------
                                                 Title: CFO
                                                       -----------------------

                                                 BNY FINANCIAL CORPORATION

                                                 By: /s/Andrew Rogow
                                                    --------------------------
                                                 Name: Andrew Rogow
                                                      ------------------------
                                                 Title: SVP
                                                       -----------------------

CONSENTED AND AGREED TO:



/s/Josephine Chaus
- -----------------------------
JOSEPHINE CHAUS


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STATE OF NEW YORK       )
                        :   ss.:
COUNTY OF NEW YORK      )

         On the 17th day of September, 1996, before me personally came Andrew Rogow to me known, who being by me duly sworn, did depose and say that he is the SVP of BNY Financial Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                      /s/Lisa M. Vaccaro
                                                      -----------------------
                                                          Notary Public


STATE OF NEW YORK       )
                        :   ss.:
COUNTY OF NEW YORK      )


         On the 17th day of September, 1996, before me personally came Josephine Chaus to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that she executed the same.


                                                      /s/Terri S. Scotto
                                                      -----------------------
                                                          Notary Public



STATE OF NEW YORK       )
                        :   ss.:
COUNTY OF NEW YORK      )


         On the 17th day of September, 1996, before me personally came Wayne Miller to me known, who being by me duly sworn, did depose and say that he is the CFO of Bernard Chaus, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                      /s/Lisa M. Vaccaro
                                                      -----------------------
                                                          Notary Public


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